                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                                 TELLABS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:  03/10/99

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

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TELLABS, INC., 4951 INDIANA AVENUE, LISLE, ILLINOIS 60532-1698
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO BE HELD APRIL 21, 1999
--------------------------------------------------------------------------------



The Annual Meeting of Stockholders of Tellabs, Inc., a Delaware corporation, will be held on Wednesday, April 21, 1999, at 2 p.m. local time, in the Grand Ballroom of the Holiday Inn Naperville, 1801 Naper Boulevard, Naperville, Illinois 60563, for the following purposes:
1. To elect three directors to serve until the 2002 Annual Meeting of Stockholders; and
2.   To transact such other business as may
     properly come before the meeting or adjournment thereof.
The Board of Directors has fixed the close of business on February 22, 1999, as the record date for the meeting, and only stockholders of record at that time are entitled to notice of and to vote at the meeting.
     All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please fill in, date and sign the accompanying proxy and mail it promptly in the enclosed envelope.

By Order of the Board of Directors,


/s/ Carol Coghlan Gavin
-----------------------
Carol Coghlan Gavin
Secretary

March 10, 1999





[LOGO OF TELLABS, INC.]

[LETTERHEAD OF TELLABS, INC.]

--------------------------------------------------------------------------------
PROXY STATEMENT
--------------------------------------------------------------------------------

Tellabs, Inc.
4951 Indiana Avenue
Lisle, Illinois 60532-1698


The enclosed proxy is solicited by the Board of Directors of Tellabs, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at 2 p.m. on Wednesday, April 21, 1999.
     Only stockholders of record as of the close of business on February 22, 1999, will be entitled to notice of and to vote at the meeting. At the close of business on that date, the Company had 194,899,159 shares of common stock outstanding.
     Stockholders are entitled to one vote for each share held. Any proxy given may be revoked by a stockholder at any time before it is voted by filing a written revocation notice with the Secretary of the Company or by duly executing a proxy bearing a later date. Proxies may also be revoked by any stockholder present at the meeting who expresses a desire to vote his or her shares in person. Subject to any such revocation, all shares represented by properly executed proxies that are received prior to the meeting will be voted in accordance with the directions on the proxy. If no direction is made, the proxy will be voted FOR the election of directors.
     Votes cast in person or by proxy at the Annual Meeting of Stockholders will be tabulated by the inspectors of election appointed for the meeting who will determine whether a quorum, a majority of the shares entitled to be voted, is present. Abstentions will be treated as shares present and entitled to vote for purposes of determining whether a quorum is present, but not voted for purposes of the election of directors. If a proxy returned by a broker indicates that the broker does not have discretionary authority to vote some or all of the shares covered thereby with respect to the election of directors and does not otherwise authorize the voting of such shares, such shares, or "non-votes," will be considered to be present for the purpose of determining whether a quorum is present, but will not be considered to be present and entitled to vote with respect to the election of directors. Assuming a quorum is present, the favorable vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be necessary for a nominee to be elected as a director; abstentions and shares for which authority to vote is not given will thus have no effect on the election of directors. Shares cannot be voted for more than three nominees; there is no right to cumulative voting.
     A separate notice of annual meeting of stockholders, proxy statement and proxy will be provided to each participant in the Tellabs Advantage Program (the "Program"). Pursuant to the Program, each participant is a "named fiduciary" entitled to direct the trustee with respect to voting of the shares of common stock allocated to the participant's accounts and with respect to a proportion of the shares allocated to accounts of participants who do not return voting instructions to the trustee. Subject to its fiduciary duties, the trustee will vote allocated shares in accordance with the instructions received, and will vote shares with respect to which no instructions are received in the same proportions as the shares with respect to which instructions are received. Program participants should return the proxy as provided therein. Pursuant to the Program, the trustee will not disclose the directions set forth on the proxy to the Company or its directors or officers, except as may otherwise be required by law.
     A copy of the Annual Report of the Company for the fiscal year ended January 1, 1999, accompanies this proxy statement. The approximate date on which this proxy statement and the accompanying form of proxy are first being sent to stockholders is March 10, 1999.

--------------------------------------------------------------------------------
ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

The Company has three classes of directors, with staggered terms, with the members of each class serving a three-year term. At this Annual Meeting, the terms of the Class I directors will expire.
     The three nominees for Class I director are Brian J. Jackman, Stephanie Pace Marshall and William F. Souders. Each of the nominees is currently a Class I director of the Company. These persons have been nominated for election to three-year terms expiring in 2002 or until their successors are elected and qualified. Unless otherwise instructed by the stockholder, it is intended that the shares represented by the enclosed proxy will be voted for the nominees named below, each of whom has been selected by the Board of Directors. Class II and Class III directors will continue in office for the remainder of their terms.
     Management is not aware of any other proposed nominees for directors. Although management anticipates that all of the nominees will be able to serve, if any nominee is unable to serve at the time of the meeting, the proxy will be voted for a substitute nominee chosen by management.

-------------------------------------------------------------------------------------------------------------------
                                          PRINCIPAL OCCUPATION OR                                       DIRECTOR
NAME                            AGE       EMPLOYMENT FOR PAST FIVE YEARS                                 SINCE
-------------------------------------------------------------------------------------------------------------------

NOMINEES FOR ELECTION WHOSE TERMS WILL EXPIRE IN 2002
Brian J. Jackman                57        President, since 1998, Tellabs Global Systems and Technology,    1993
                                          President, 1993-1998, Tellabs Operations, Inc.;
                                          Executive Vice President, since 1990, Tellabs, Inc.

Stephanie Pace Marshall, Ph.D.  53        President, since 1986, Illinois Mathematics and Science          1996
                                          Academy

William F. Souders              70        Chairman and Chief Executive Officer (retired), Emery            1990
                                          Air Freight Corporation (air freight carrier); formerly
                                          Executive Vice President, Xerox Corporation
                                          (business machines and systems)

CLASS II DIRECTORS CONTINUING IN OFFICE UNTIL 2000

John D. Foulkes, Ph.D.          74        Director of Engineering Studies (retired),                       1988
                                          University of Puget Sound;
                                          Professor (retired), University of Washington

Peter A. Guglielmi              56        Executive Vice President and Chief Financial Officer,            1993
                                          since 1990, Treasurer, since 1988, Tellabs, Inc.;
                                          President, 1993 -1997, Tellabs International, Inc.

Jan H. Suwinski                 57        Professor of Business Operations,                                1997
                                          The Johnson School of Cornell University, since 1997;

-------------------------------------------------------------------------------------------------------------------
                                          PRINCIPAL OCCUPATION OR                                       DIRECTOR
NAME                            AGE       EMPLOYMENT FOR PAST FIVE YEARS                                 SINCE
-------------------------------------------------------------------------------------------------------------------
                                          Executive Vice President (retired), Opto-Electronics Group,
                                          Corning Incorporated (optical fiber and components manufacturer);
                                          Chairman (retired), Siecor Corporation (optical cable and
                                          hardware manufacturer)

CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL 2001

Michael J. Birck                61        President and Chief Executive Officer, Tellabs, Inc.             1975

Frederick A. Krehbiel           57        Chief Executive Officer, since 1988,                             1985
                                          Chairman of the Board, since 1993, Molex
                                          Incorporated (electrical components manufacturer)
-------------------------------------------------------------------------------------------------------------------

Mr. Birck is a director of Molex Incorporated and Illinois Tool Works Inc. Mr. Krehbiel is a director of Molex Incorporated, Northern Trust Corporation, Nalco Chemical Company and DeVry Inc. Mr. Foulkes is a director of Dantel, Inc. Mr. Guglielmi is a director of The Cherry Corporation, Internet Communications Corporation and Uniphase Corporation. Mr. Jackman is a director of Spyglass, Inc. Mr. Suwinski is a director of Armco Incorporated. No director has any family relationship with any other director.
     The Board of Directors has a standing Audit and Ethics Committee, the members of which are Messrs. Krehbiel and Souders. The Audit and Ethics Committee is responsible for reviewing the auditor's examination and reporting to the Board with respect thereto and for overseeing the execution of corporate financial and ethical responsibilities and risk management programs. In addition, the Board has a standing Compensation Committee, the members of which are Messrs. Foulkes, Souders and Suwinski and Ms. Marshall. The Compensation Committee is responsible for determining compensation for the executive officers of the Company and for administering the Company's stock option plans. During 1998, fifteen meetings of the Board of Directors, two meetings of the Audit and Ethics Committee and three meetings of the Compensation Committee were held. Each of the directors attended at least 75 percent of the aggregate of the total number of Board meetings and the meetings of the committees on which such director served during 1998.

--------------------------------------------------------------------------------
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN OTHER BENEFICIAL OWNERS
--------------------------------------------------------------------------------

The table below sets forth certain information as of February 22, 1999, with respect to each person known by the Company to be the beneficial owner of more than 5 percent of its outstanding shares of common stock, each director, each nominee for director, each Named Executive Officer (as herein-after defined), and all current executive officers and directors as a group.

--------------------------------------------------------------------------------
                                                                     AMOUNT OF
NAME                             BENEFICIAL OWNERSHIP                PERCENT (1)
--------------------------------------------------------------------------------
Michael J. Birck                    19,742,738 (2)                        9.8%

American Express Company             9,944,042 (3)                        5.0%

Peter A. Guglielmi                     542,524 (4)                        *

Brian J. Jackman                       454,952 (5)                        *

Richard T. Taylor                      103,205 (6)                        *

Frederick A. Krehbiel                   75,500 (7)                        *

--------------------------------------------------------------------------------
                                                                     AMOUNT OF
NAME                                 BENEFICIAL OWNERSHIP            PERCENT (1)
--------------------------------------------------------------------------------
William F. Souders                         52,000  (8)                    *
Stephanie Pace Marshall, Ph.D.             38,666  (9)                    *
John E. Vaughan                            33,280 (10)                    *
John D. Foulkes, Ph.D.                     27,000 (11)                    *
Jan H. Suwinski                            13,667 (12)                    *
All current  executive officers and    23,464,986 (13)                11.7%
directors as a group (18 persons)

--------------------------------------------------------------------------------

(1) Based on 194,899,159 shares of common stock outstanding as of February 22, 1999, and 6,029,312 shares that may be acquired under stock options exercisable within 60 days of such date.
(2) Includes 584,000 shares held by Mr. Birck's spouse. Mr. Birck disclaims beneficial ownership of such shares. Also includes 12,500,000 shares held by Oak Street Investments, L.P., a family limited partnership of which Mr. Birck is a general partner. The address of Mr. Birck is 4951 Indiana Avenue, Lisle, Illinois 60532-1698.
(3) American Express Company, a parent holding company, and its subsidiary, American Express Financial Corporation, an investment advisor, have shared voting power with respect to 3,791,962 shares and shared dispositive power with respect to 9,944,042 shares. American Express Company disclaims beneficial ownership of such shares. The address of American Express Company is American Express Tower, 200 Vesey Street, New York, New York 10285.
(4) Includes 443,000 shares that Mr. Guglielmi has rights to acquire under currently exercisable stock options.
(5) Includes 190 shares held by Mr. Jackman's daughter. Mr. Jackman disclaims beneficial ownership of such shares. Also includes 415,000 shares that Mr. Jackman has rights to acquire under currently exercisable stock options.
(6) Includes 98,750 shares that Mr. Taylor has rights to acquire under currently exercisable stock options.
(7) Includes 1,000 shares held by Mr. Krehbiel's sons. Mr. Krehbiel disclaims beneficial ownership of such shares. Also includes 36,000 shares that Mr. Krehbiel has rights to acquire under currently exercisable stock options.
(8) Includes 48,000 shares that Mr. Souders has rights to acquire under currently exercisable stock options.
(9) Includes 18,666 shares that Ms. Marshall has rights to acquire under currently exercisable stock options.
(10) Includes 5,000 shares issuable to Mr. Vaughan under a restricted stock award made at the time Mr. Vaughan joined the Company. Mr. Vaughan will not have voting or dispositive power over such shares until earned. Also includes 25,000 shares that Mr. Vaughan has rights to acquire under currently exercisable stock options.
(11) Includes 3,000 shares held by Mr. Foulkes as trustee of a trust for the benefit of his minor grandchildren. Mr. Foulkes disclaims beneficial ownership of such shares. Also includes 12,000 shares that Mr. Foulkes has rights to acquire under currently exercisable stock options.
(12) Includes 9,333 shares that Mr. Suwinski has rights to acquire under stock options either currently exercisable or exercisable within 60 days of February 22, 1999.
(13) Includes 588,190 shares of which Messrs. Birck, Jackman, Krehbiel and Foulkes disclaim beneficial ownership, as noted above. Also includes 1,620,749 shares that certain officers have rights to acquire under currently exercisable stock options and 123,999 shares that certain outside directors have rights to acquire under stock options currently exercisable or exercisable within 60 days of February 22, 1999.

* Less than 1%

--------------------------------------------------------------------------------
EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

The table below sets forth certain information for fiscal years 1998, 1997 and 1996 with respect to the annual and other compensation paid by the Company to
(i) the chief executive officer; and (ii) the other four executive officers of the Company who were most highly compensated in fiscal year 1998 (collectively, the "Named Executive Officers") for services in all capacities to the Company and its subsidiaries.

----------------------------------------------------------------------------------------------------------------------
SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------
                                                                             LONG-TERM COMPENSATION
                                       ANNUAL COMPENSATION                           AWARDS
----------------------------------------------------------------------------------------------------------------------
                                                                   OTHER    RESTRICTED   SECURITIES
OTHER                                                             ANNUAL         STOCK   UNDERLYING      ALL OTHER
NAME AND                                                         COMPEN-        AWARDS     OPTIONS/      COMPEN-
PRINCIPAL POSITION         YEAR       SALARY         BONUS       SATION(1)      ($)(2)    SARS (#)(3)    SATION(1)
----------------------------------------------------------------------------------------------------------------------
Michael J. Birck           1998       $472,584       $250,000     $17,181           0              0     $197,405
President and
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------
                                                                             LONG-TERM COMPENSATION
                                       ANNUAL COMPENSATION                           AWARDS
----------------------------------------------------------------------------------------------------------------------
                                                                   OTHER    RESTRICTED   SECURITIES
OTHER                                                             ANNUAL         STOCK   UNDERLYING      ALL OTHER
NAME AND                                                         COMPEN-        AWARDS      OPTIONS/     COMPEN-
PRINCIPAL POSITION           YEAR     SALARY         BONUS       SATION(1)      ($)(2)    SARS (#)(3)    SATION(1)
----------------------------------------------------------------------------------------------------------------------
Chief Executive Officer,      1997    $392,548       $175,000      $11,823            0             0      $163,981
Tellabs, Inc.
                              1996    $366,700       $195,000      $11,031            0             0      $149,071

Brian J. Jackman              1998    $311,443       $175,000      $ 9,106            0        20,000      $ 98,699
President, Tellabs Global
Systems and Technology        1997    $270,058       $130,000      $ 8,785            0        20,000      $ 78,184

                              1996    $252,347       $135,000      $11,138            0        40,000      $ 67,194

Peter A. Guglielmi            1998    $293,742       $120,000      $10,276            0        20,000      $107,189
Chief Financial Officer
and Treasurer, Tellabs, Inc.  1997    $270,058       $100,000      $ 9,863            0        20,000      $ 83,983

                              1996    $252,347       $135,000      $ 8,010            0        40,000      $ 74,688

John E. Vaughan               1998    $286,337       $150,000      $ 9,474            0        20,000      $ 48,888
President, Tellabs
Global Sales and Service      1997    $163,462       $100,000      $   808     $410,000       100,000      $ 14,595

Richard T. Taylor             1998    $200,443       $ 85,000      $ 2,754            0        15,000      $ 43,140
Senior Vice President and
General Manager,              1997    $171,173       $ 75,000      $ 2,385            0        15,000      $ 31,545
Digital Systems Division,
Tellabs Operations, Inc.      1996    $156,924       $ 76,000      $ 2,276            0        20,000      $ 24,659
---------------------------------------------------------------------------------------------------------------------


(1) Amounts of Other Annual Compensation are amounts paid as reimbursement to the Named Executive Officers for taxes paid on certain medical and life insurance benefits. All Other Compensation for 1998 includes amounts accrued as preferential above-market interest on deferred compensation, contributions to the deferred compensation plan to provide benefits in excess of applicable tax law limitations, premiums paid for life insurance policies owned by the Named Executive Officers, matching contributions under the Company's Profit Sharing and Savings Plan, and contributions under the Company's Retirement Plan in the respective amounts of $73,275, $26,108, $31,370, $4,800 and $8,000 for Mr. Birck; $53,787, $14,692,
     $17,420, $4,800 and $8,000 for Mr. Jackman; $74,076, $7,552, $12,785,
     $4,800 and $7,976 for Mr. Guglielmi; $15,981, $7,017, $13,090, $4,800 and
     $8,000 for Mr. Vaughan; and $22,161, $1,211, $6,968, $4,800, and $8,000 for
     Mr. Taylor. All Other Compensation for 1998 for Mr. Birck also includes $53,852, which represents the present value to Mr. Birck of premiums paid by the Company with respect to a split dollar life insurance arrangement between the Company and Mr. Birck. The present value was calculated as an interest-free loan of the whole life portion of the premium over the maturation of the policy. Mr. Birck pays the term portion of the premium.

(2) As a portion of his employment offer, 10,000 shares of restricted stock were awarded to Mr. Vaughan and the award amount listed above is based on the closing price of $41.00 on May 1, 1997 (the date of grant). One-half of the shares were vested on the first-year anniversary of the grant and the remaining 5,000 shares will vest on the second-year anniversary, provided Mr. Vaughan remains employed by the Company on such date. The value of the remaining unvested 5,000 shares at the end of the Company's fiscal year (based on the closing price of $68.56 on December 31, 1998) was $342,800.

(3) Figures for the year 1996 reflect the effect of the 2-for-1 stock split in the form of a stock dividend effective November 15, 1996.



The table below sets forth certain information with respect to stock options granted during fiscal 1998 to the Named Executive Officers under the Company's employee stock option plans.

--------------------------------------------------------------------------------
OPTION/SAR GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------

                                                                     POTENTIAL REALIZABLE VALUE
                                                                     AT ASSUMED ANNUAL RATES
                                                                     OF STOCK PRICE APPRECIATION
                             INDIVIDUAL GRANTS (1)                      FOR OPTION TERM(2)
--------------------------------------------------------------------------------------------------
                              % OF TOTAL
                             OPTIONS/SARS
                    OPTIONS    GRANTED TO    EXERCISE OR
                    GRANTED    EMPLOYEES     BASE PRICE    EXPIRATION
NAME                    (#)  IN FISCAL YEAR   ($/SHARE)       DATE       5%($)       10%($)
--------------------------------------------------------------------------------------------------
Michael J. Birck          0        N/A           N/A           N/A           N/A            N/A

Brian J. Jackman     20,000       .71%        $34.25       10/8/08      $431,550     $1,089,150

Peter A. Guglielmi   20,000       .71%        $34.25       10/8/08      $431,550     $1,089,150

John E. Vaughan      20,000       .71%        $34.25       10/8/08      $431,550     $1,089,150

Richard T. Taylor    15,000       .53%        $34.25       10/8/08      $323,663     $  816,863
--------------------------------------------------------------------------------------------------

(1) All options reported were granted on October 8, 1998, and become exercisable in cumulative annual installments of 25 percent of the shares covered thereby on each of the first, second, third and fourth anniversaries of the grant date. No stock appreciation rights (SARs) were granted to the Named Executive Officers during fiscal 1998.

(2) The amounts set forth represent the value that would be received by the Named Executive Officer upon exercise of the option on the day before the expiration date of the option based upon assumed annual growth rates in the market value of the Company's common stock of 5 percent and 10 percent, rates prescribed by applicable Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's common stock and other factors such as the general condition of the stock markets and the timing of the exercise of the options.

The table below sets forth certain information with respect to options and SARs exercised by the Named Executive Officers during fiscal 1998 and with respect to options and SARs held by the Named Executive Officers at the end of fiscal 1998.




--------------------------------------------------------------------------------
AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
--------------------------------------------------------------------------------

                                                     NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                       OPTIONS/SARS AT             OPTIONS/SARS AT
                                                          FY-END (#)                FY-END ($)(1)
----------------------------------------------------------------------------------------------------------
                       NUMBER OF
                      SECURITIES
                      UNDERLYING
                     OPTIONS/SARS         VALUE
NAME                EXERCISED (#)  REALIZED ($)  EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
----------------------------------------------------------------------------------------------------------
Michael J. Birck                0      $      0            0              0   $         0     $        0

Brian J. Jackman                0      $      0      415,000         65,000   $26,021,553     $2,274,688

Peter A. Guglielmi         10,000      $588,541      443,000         65,000   $28,211,420     $2,274,688

John E. Vaughan                 0      $      0       25,000         95,000   $   689,063     $2,753,438

Richard T. Taylor               0      $      0       98,750         41,250   $ 5,811,484     $1,376,641
----------------------------------------------------------------------------------------------------------

(1) The value of unexercised options at the end of fiscal 1998 is based on the closing price of $68.56 reported on the Nasdaq National Market System on December 31, 1998, the last trading day of fiscal 1998.

--------------------------------------------------------------------------------
EMPLOYMENT AGREEMENTS
--------------------------------------------------------------------------------

The Company has entered into Employment Agreements (the "Agreements") with each of the Named Executive Officers. The Agreements with Messrs. Birck, Jackman, Guglielmi and Taylor become effective upon the occurrence of a change in control of the Company (as defined in the Agreements). The Agreements provide for (i) an employment term of three years, in the event of a change in control not approved in advance by the Board of Directors, or one year, in the event of a change in control approved in advance by the Board of Directors, in either case commencing on the date of the change in control; and (ii) compensation, including annual salary, incentive bonuses and employee benefits, no less favorable than those in effect on such date. In addition, if an individual's employment is terminated within such employment term, he will be entitled to receive (i) a lump sum cash payment equal to the sum of salary payments for 36 months (or 12 months, if the change in control is approved in advance by the Board of Directors) plus a pro rata share of the estimated amount of any target bonus which would have been payable for the bonus period that includes the termination date; (ii) an amount equal to 36 months (or 12 months, if the change in control is approved in advance by the Board of Directors) of bonus at the greater of (A) the monthly rate of the target bonus payment for the bonus period immediately prior to his termination date, or (B) the estimated amount of the target bonus for the period which includes his termination date; and (iii) the value of the incentive compensation, if any, to which he would have been entitled had he remained in the employ of the Company for 36 calendar months (or 12 months, if the change in control is approved in advance by the Board of Directors). In addition, the Company will be obligated to continue to maintain the individual's employee benefits for such 36-month period (or 12-month period, if the change in control is approved in advance by the Board of Directors) and to pay to the individual the amount of any excise taxes, together with the additional income tax related thereto, imposed upon the payments and benefits provided under the Agreements.

The Agreement with Mr. Vaughan becomes effective upon the termination of Mr. Vaughan's employment other than "for cause," as defined in the Agreement, at any time before May 1, 2001. Upon such termination, the Company agrees (i) to immediately vest the stock options granted to him on May 1, 1997; (ii) to immediately vest the restricted shares granted to him on May 1, 1997; and (iii) to continue his then-current salary for one year beyond his termination date. As part of the foregoing Agreement, Mr. Vaughan agrees to comply with the Company's confidentiality and patent agreements; and for a period of two years after any termination, (i) not to compete with the Company by accepting employment with a direct competitor of the Company in the provisioning of networking and/or transport equipment to service providers or end users of such equipment; and (ii) not to solicit, induce or attempt to persuade any supplier, distributor, client, customer or employee of the Company or any of its affiliates to terminate or breach its, his or her relationship with the Company or any of its affiliates.

--------------------------------------------------------------------------------
DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

Each director who is not an officer of the Company was paid an annual retainer of $15,000 plus a fee of $1,500 and expenses for each Board of Directors meeting attended during 1998. No fees are paid for attendance at Audit and Ethics Committee or Compensation Committee meetings.
     The Company's 1987 Stock Option Plan for Non-Employee Corporate Directors (the "1987 Plan") provides for the non-discretionary grant of options to non-employee directors of the Company. The 1987 Plan provides that each non-employee director, on the date such person becomes a non-employee director, will be granted options to purchase 10,000 shares of the Company's stock and, provided such person is still serving as a non-employee director, automatically will be granted options to purchase 6,000 additional shares each year thereafter on the anniversary of the last day of the month in which the initial options were granted.
     The options for the initial 10,000 shares become exercisable in cumulative annual installments equal to one-third of the total number of shares covered. Annual options granted on the anniversaries of the initial grants become fully exercisable six months from the date of grant. Options granted under the 1987 Plan may not be assigned and, during the lifetime of the director, may be exercised only by him or her. If a director ceases to be a director of the Company for any reason other than death or disability, the option may be exercised, subject to the expiration date of the option, for three months after such termination, but only to the extent it was exercisable on the date of termination. If a directorship is terminated because of death or disability, the option may be exercised subject to the expiration date of the option, for up to one year after such termination, but only to the extent it was exercisable on the date of death or disability.

--------------------------------------------------------------------------------
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. During 1998, all such persons filed on a timely basis all reports required by Section 16(a) of the Exchange Act.

--------------------------------------------------------------------------------
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
--------------------------------------------------------------------------------

All decisions regarding the compensation of the executive officers were made by the Compensation Committee of the Board of Directors, which is composed entirely of non-employee, independent members of the

Board of Directors. Although Mr. Birck made recommendations to the Committee with regard to the compensation of the other executive officers, including the other Named Executive Officers, he did not participate in the Committee's deliberations with respect to his own compensation.

--------------------------------------------------------------------------------
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:
     The Compensation Committee follows a compensation philosophy that utilizes as a significant determinant the financial performance of the Company, along with the achievement of non-financial corporate objectives and the individual performance of the executive officers. By doing so, it is the belief of the Compensation Committee that the Company's management will focus on meeting both financial and non-financial corporate goals that, in turn, should enhance stockholder value. The Company's compensation package for executive officers is a combination of base annual compensation, in the form of salary and other benefits, annual incentives in the form of fiscal year-end bonuses, and long-term compensation consisting of options awarded under the Company's stock option plans.
     In determining base salaries for the executive officers, including the Named Executive Officers, for 1998, the Compensation Committee considered the performance of each executive officer and the Company during the preceding fiscal year, such executive officer's salary history and, to a lesser extent, market survey data for comparable positions. Mr. Birck's 1998 base salary was set based upon a consideration of the same factors.
     The 1998 annual bonus plan was structured based upon the accomplishment of specific financial and non-financial objectives. These objectives applied to all executive officers. Achievement of the financial objectives was a prerequisite to the funding of a bonus pool. If those financial objectives were met, each of the non-financial objectives would be considered for the individual bonus amounts. Individual performance and overachievement of the financial objectives were considered in determining whether bonuses in excess of the target would be granted. For 1998, individual pay-outs for executive officers, including the Named Executive Officers, were targeted at 30 percent of annual salary and were contingent on achievement of both the financial and non-financial objectives. The financial objectives included targets for revenue, gross margin, earnings per share, inventory turns and total expenditures. The non-financial objectives related to making significant progress in the areas of (i) customer satisfaction; (ii) operational issues, including SAP implementation and Year 2000 readiness; (iii) new product introductions; (iv) the integration of Coherent into the Company; (v) global data strategy development and implementation; and (vi) progress in global planning.
     During 1998, all of the financial objectives were exceeded, and the non-financial objectives were either achieved or significant progress was made toward achievement. Based upon these successes, the Compensation Committee awarded bonuses in excess of 30 percent to each of the Named Executive Officers, including Mr. Birck.
     The final piece of the compensation package for executive officers is awards under the Company's stock option plans. In general, the Company has used stock options as an integral part of its compensation program for executive officers and for employees throughout the Company with a view toward giving the executive officers and employees a stake in the Company's future and compensation opportunities directly aligned with the creation of stockholder value. The Compensation Committee granted options to each of the executive officers, including the Named Executive Officers other than Mr. Birck, during fiscal 1998 in furtherance of this long-standing philosophy. The number of options granted to each executive officer reflects the Compensation Committee's assessment of the particular officer's level of responsibility. In light of Mr. Birck's personal holdings of Company stock, the award of options or SARs was not deemed necessary by the Compensation Committee in order to provide the incentives fostered by grants to the other executive officers.
     The Compensation Committee has adopted guidelines to encourage outright share ownership by the executive officers, including the Named Executive Officers. The Compensation Committee considered whether each executive officer, including the Named Executive Officers, had met those guidelines in deciding whether to grant additional stock options to such officer.
     The Compensation Committee does not believe that the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), relating to the deductibility of compensation paid to the Named Executive Officers will limit the deductibility of such compensation expected to be paid by the Company. The Compensation Committee will continue to evaluate the impact of such provisions and take such actions as it deems appropriate.



March 10, 1999      John D. Foulkes, Ph.D.,
                    Stephanie Pace Marshall, Ph.D.,
                    William F. Souders and
                    Jan H. Suwinski

                    Members of the Compensation
                    Committee as of January 1, 1999.



--------------------------------------------------------------------------------
PERFORMANCE GRAPH
--------------------------------------------------------------------------------

The graph below sets forth a comparison of the yearly change in the cumulative total stockholder return on the Company's common stock against the cumulative total return of the Nasdaq/NMS Market Index, a broad-based market index, and the Dow Jones Communications Technology Group, a peer group of common stocks of 260 communications technology manufacturers, for the five-year period beginning January 1, 1994.

5-Year Cumulative Total Return Comparison (Stock Performance in Dollars)

                          ---------------------------FISCAL YEAR ENDING---------------------------
                          12/31/93     12/30/94      12/29/95      12/27/96     1/2/98    12/31/98

Tellabs, Inc.              100.00       235.98        313.22        668.78      926.98     1160.84

Dow Jones Communication
Technology Group           100.00       105.51        134.80        175.23      210.24      365.97

NASDAQ Market Index        100.00       104.99        136.18        169.23      207.00      291.96

Assumes $100 invested on January 1, 1994, dividends reinvested, fiscal year ended January 1, 1999. This graph represents changes in the year-end values; fluctuations in value during each year are not reflected.

--------------------------------------------------------------------------------
SELECTION OF AUDITORS
--------------------------------------------------------------------------------

The Company has selected Ernst & Young LLP, independent auditors, as the Company's independent auditors in 1999, as it did for 1997 and 1998. A representative of Ernst & Young LLP is expected to be present at the meeting to answer appropriate questions and, if the representative so desires, to make a statement.

--------------------------------------------------------------------------------
OTHER MATTERS
--------------------------------------------------------------------------------

Management knows of no other matters which will be brought before the meeting, but if such matters are properly presented, the proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies.

--------------------------------------------------------------------------------
COST OF SOLICITATION
--------------------------------------------------------------------------------

This proxy is solicited by the Board of Directors, and the cost of solicitation will be paid by the Company. Additional solicitation may be made by mail, personal interview, telephone and/or facsimile by Company personnel, who will not be additionally compensated therefor. The cost of any such additional solicitation will be borne by the Company.

--------------------------------------------------------------------------------
STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

For inclusion in the Company's proxy statement and form of proxy with respect to the 2000 Annual Meeting of Stockholders, any proposals of stockholders must be received by the Secretary of the Company no later than November 11, 1999.
     To nominate one or more directors for consideration at the 2000 Annual Meeting of Stockholders, a stockholder must provide notice of the intent to make such nomination or nominations by personal delivery or by mail to the Secretary of the Company no later than November 11, 1999. The Company's bylaws set specific requirements that such written notice must satisfy. Copies of those requirements will be sent to any stockholder upon written request.

     Additionally, if a proponent of a stockholder proposal at the 2000 Annual Meeting fails to provide notice of the intent to make such proposal by personal delivery or mail to the Secretary of the Company on or before January 25, 2000 (or by an earlier or later date, if such date is hereafter established by amendment to the Company's Bylaws), then any proxy solicited by management may confer discretionary authority to vote on such proposal.





By Order of the Board of Directors,



/s/ Carol Coghlan Gavin
-----------------------
Carol Coghlan Gavin
Secretary


March 10, 1999


Tellabs and [Tellabs Logo] are registered trademarks of Tellabs Operations, Inc. in the United States and/or in other countries. (C)1999, Tellabs, Inc. All rights reserved.

[LOGO OF TELLABS]

                                     PROXY
                   4951 INDIANA AVENUE, LISLE, ILLINOIS 60532
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned stockholder(s) of Tellabs, Inc., a Delaware corporation, does (do) hereby constitute and appoint Michael J. Birck and Peter A. Guglielmi, and each of them, the true and lawful attorney(s) of the undersigned with full power of substitution, to appear and act as the proxy or proxies of the undersigned at the Annual Meeting of Stockholders of said corporation to be held at the Holiday Inn Naperville, 1801 Naper Boulevard, Naperville, Illinois 60563, on Wednesday, April 21, 1999, at 2:00 p.m., and at any adjournment thereof, and to vote all the shares of said corporation standing in the name of the undersigned, or which the undersigned may be entitled to vote, as fully as the undersigned might or could do if personally present, as set forth herein.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR the election of directors.

(PLEASE MARK THIS PROXY, DATE AND SIGN IT ON THE REVERSE SIDE HEREOF AND RETURN
                         IT IN THE ENCLOSED ENVELOPE.)

                (Continued and to be signed on the reverse side)

                                 TELLABS, INC.

    PLEASE MARK VOTE IN SQUARE IN THE FOLLOWING MANNER USING DARK INK ONLY.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"  THE LISTED PROPOSAL.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
1.   Election of three directors--        FOR  WITHHELD  FOR ALL Except the following Nominee(s)
     Nominees:  Brian J. Jackman,                             -------------------------------------
     Stephanie Pace Marshall and William
     F. Souders
2.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                                Please sign name exactly as imprinted (do not print).
                                                Please indicate any change in address.

                                                NOTE:  Executors, administrators, trustees and others
                                                signing in a representative capacity should indicate
                                                the capacity in which they sign.  If shares are held
                                                jointly, EACH stockholder should sign.

                                                Dated:                                         , 1999
                                                       ----------------------------------------
                                                       ----------------------------------------------
                                                       ----------------------------------------------
                                                       Signature of stockholder(s)